EXHIBIT 10.9

Supply Agreement

THIS SUPPLY AGREEMENT (the “Agreement”) dated as of July 16, 2012 (the “Effective Date”), is made by and between:

LIPOSCIENCE, INC., a corporation organized and existing under the laws of the State of Delaware having its offices at 2500 Sumner Boulevard, Raleigh, North Carolina 27616 (“LipoScience”) as customer.

And

AGILENT TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware having its offices at 5301 Stevens Creek Blvd, CA 95051 (“Agilent”) as vendor.

LipoScience and Agilent are hereafter referred to individually as a “Party” or collectively as the “Parties.”

Table of Contents

1.	Definitions

2.	Term

3.	Scope of Supply

4.	Ordering

5.	Terms of Delivery

6.	Price, Payment and Order Lead Times

7.	Quality Assurance

8.	Installation and Product Warranty

9.	Service & Support

10.	Demand Planning

11.	Exclusivity

12.	Representations, Warranties and Indemnity

13.	Force Majeure

14.	Regulatory Compliance

15.	Confidentiality

16.	Intellectual Property Ownership

17.	Governing Law; Disputes

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.	Software Licence

19.	Damages

20.	Assignment

21.	Severability

22.	Sole Terms

WHEREAS, LipoScience has developed and markets the NMR LipoProfile® test, a clinical diagnostic tool which uses NMR measurements and has experience and expertise in developing, utilizing and marketing its clinical diagnostic applications utilizing NMR measurement results; and

WHEREAS, Agilent develops and commercializes certain NMR Technology and has extensive experience in the development and use of NMR Technology

WHEREAS, LipoScience and Varian, Inc. signed a Collaboration Agreement dated as of April 22, 2005 (the “Collaboration Agreement”);

WHEREAS Agilent is successor in interest to Varian, Inc.; and

WHEREAS, the Parties now wish to define the terms under which Agilent will supply NMR Subsystems to LipoScience for integration into Vantera Analyzers in furtherance of the commercialisation and world-wide supply of the Vantera Analyzer in a LipoScience Field of Use;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	DEFINITIONS

For purposes of this Agreement, the terms defined in this Section shall have the meanings specified below, whether used in their singular or plural form:

“Affiliate” shall mean any corporation or other entity that controls, is controlled by, or is under common control with a Party to this Agreement. A corporation or other entity shall be regarded as in control of another corporation or entity if it directly or indirectly owns or controls more than fifty per cent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint more than fifty per cent (50%) of the members of the governing body of the corporation or other entity.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Approval” shall mean any approval, clearance, certification, license or other authorization required to be obtained from applicable regulatory authorities in any jurisdiction in order to lawfully market and sell the Vantera Analyzer in such jurisdiction, including, but not limited to, FDA 510(k) approval for the Vantera Analyzer. The term “Approved” shall mean the receipt of Approval.

“CLIA” shall mean the Clinical Laboratory Improvement Act and the regulations issued thereunder.

“Components” shall mean individual components of the NMR Subsystem listed at Section 3.1, Items 1A through 1E and Section 3.2 Items 2A through 2D.

“Control Subsystem” shall mean the software and any hardware integrating and controlling the various subsystems in the Vantera Analyzer; in particular, integrating and communicating with the NMR Subsystem, the auto-sampler and any IVD or other software programs that may be employed with the Vantera Analyzer.

“in vitro Diagnostic Application” or “IVD” shall have the meaning defined in Section 11.1.b.3.

“Effective Date” shall mean the date first set forth above in the preamble.

“FDA” shall mean the United States Food and Drug Administration or any successor agency with responsibilities comparable to those of the United States Food and Drug Administration.

“Laboratory Developed Test” shall mean a clinical diagnostic test for use in the diagnosis of disease or other conditions that was developed by a CLIA certified clinical laboratory for use in that laboratory.

“LipoScience Field of Use” shall have the meaning defined in Section 11.1.

“LipoScience Specimen Types” shall have the meaning defined in Appendix L.

“NMR” shall mean nuclear magnetic resonance.

“NMR Subsystem” shall mean the Agilent device used in the Vantera Analyzer, including the components thereof and any subsequent versions, improvements, derivatives and adaptations thereto, that exposes the sample material to magnetic energy and detects the sample’s resonance response to such exposure and consists of an NMR magnet assembly, an NMR sample probe, controlling electronics, and acquisition software that communicates with a control subsystem (the “Console”), and any Components, each as further referenced in Section 3.2.

“NMR Technology” shall mean NMR flow cell probes, NMR components, NMR controlling electronics and acquisition software, all of which are capable of use with an NMR magnet.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Products“ shall mean the Agilent products and services set forth at Section 3.2, below.

“Product Specifications” shall mean the functional and technical specifications and requirements for stand-alone Products or Components as listed in Appendix A-1 as attached hereto (if applicable) or otherwise as consistent with Agilent’s standard published specifications.

“Purchase Order“ shall have the meaning set for in Section 2.2.

“System Specifications” shall mean the functional and technical specifications and requirements for a complete NMR Subsystem attached hereto as Appendix A-1.

“Term” shall have the meaning set forth in Section 2.1

“Third Party” shall mean any person or entity other than LipoScience, Agilent or their respective Affiliates.

“Vantera Analyzer” shall mean the system designed and made by LipoScience, as such system may be modified, improved or enhanced during the Term, which consists of the NMR Subsystem, an auto-sampler and a Control Subsystem.

2.	Term

2.1 Term. This Agreement shall come into force upon the Effective Date and shall be valid for a period of ten (10) years from the Effective Date; however, this Agreement may be renewed for subsequent five year terms upon mutual written agreement of the Parties (“Term”). If either Party determines that it does not intend to renew the Agreement for an additional term, as a courtesy, such Party shall provide not less than one (1) year written notice to the other Party of its intent not to renew the Agreement at the end of the initial term or any subsequent five year term.

2.2 Termination.

a. Voluntary. The Parties may terminate this Agreement and/or any open purchase orders for Products issued by LipoScience hereunder (“Purchase Orders”) at any time upon written agreement of both Parties.

b. Default by Either Party. Either Party may terminate this Agreement and/or any open Purchase Orders for Products by notification, in writing, (i) upon the occurrence of a breach of a material term of this Agreement if the breaching Party fails to remedy such breach (if such breach is a failure to make payment) or demonstrate its ability to remedy such breach (if such breach is other than a failure to make payment) within thirty (30) days after notice thereof by the non-breaching Party or, with respect to a breach (other than a failure to make payment) that cannot be cured within such period, then such longer period (up to 90 days) as may be reasonably necessary, using commercially reasonable efforts, to cure the breach, or (ii) if the other Party files for protection under the bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

under any bankruptcy or insolvency act or has any such petition filed against it and such proceeding remains un-dismissed or un-stayed for a period of more than thirty days. Agilent shall not be obligated to accept additional Purchase Orders during any period LipoScience has undisputed past due receivables which remain unpaid after thirty days written notice.

c. Termination by Agilent. Agilent may terminate this Agreement in the event that Agilent (and its Affiliates, if applicable) discontinues the sale of all the NMR Technology. In such event, Agilent shall provide LipoScience with a written certification, signed by an officer of Agilent, stating that Agilent has made a final decision to discontinue the sale of NMR Technology. Notwithstanding the foregoing, Agilent shall provide LipoScience with not less than two years prior written notice of any such termination due to such discontinuation of the sale of NMR Technology. If this Agreement is terminated in accordance with this section 2.2(c), Agilent shall [ * * * ] to a third party chosen by LipoScience [ * * * ] at the time of termination [ * * * ].

d. Effect of Expiration or Termination of the Agreement. Except as expressly provided herein, the expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination (including performance of any open Purchase Orders accepted by Agilent).

If for any reason Agilent elects not to renew this Agreement pursuant to Section 2.1, or if LipoScience terminates this Agreement due to a material breach by Agilent, Agilent agrees to sell to LipoScience and its Affiliates, the NMR Subsystem as then incorporated in the Vantera Analyzer until: (a) such time as either LipoScience has developed, received necessary Approvals for and commenced marketing of a replacement or successor to the Vantera Analyzer which does not incorporate or require the NMR Subsystem, or (b) the period of [ * * * ] from the expiration of the Term, or (c) [ * * * ] from the date of termination by LipoScience due to uncured material breach by Agilent, whichever of (a) or (b) or (c) is applicable and shortest. Agilent shall have no on-going supply obligations to LipoScience if this Agreement is terminated due to material breach by LipoScience. Any subsequent Purchase Orders placed by LipoScience pursuant to this Section after this Agreement is terminated, shall be subject to the terms of this Agreement.

e. Survival of Provisions Upon Expiration or Termination. Any provision of this Agreement which by its nature is intended to survive its expiration or termination shall survive such expiration or termination, including but not limited to Sections 1, 2.2, 8.4, 8.5,, 9, 11.3,12, 14, 15, 16, 17, 18, 19, 21 and 22.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Scope of Supply,

3.1 As of the Effective Date, LipoScience has made a final lifetime purchase of Products listed in Schedule 1 below which shall conform and be delivered in accordance with the provisions of the appropriate Product Specification or System Specification. Products listed in Schedule 1 may be delivered after the Effective Date, but as of the Effective Date are no longer available for purchase by LipoScience:

Schedule 1:

Component	Part Number	Description
1A	G8506A	Agilent NMR magnet, 400MHz 54mm LipoScience • Agilent NMR Magnet, 400MHz 54mm ASP • Automation Sample Delivery System ,400/54 Agilent Magnet, ZPFG • Shim Tube 27 Channel, 400 54 ASP

1B	0199004071	400 MHZ 1H/2H TL IFC NMR PROBE

1C	0191816700	SHIP KIT, ANALYTICAL CONSOLE, 400 MHZ

1D	0191683410	CONSOLE, 400 SERIES (INCLUDING ACQUISITION SOFTWARE FOR COMMUNICATION WITH CONTROL SUBSYSTEM)

1E	191827200	SYSTEM INTERCONNECT, 400-MR

3.2 Agilent shall provide the Products listed in Schedule 2 below to LipoScience and shall deliver these in accordance with the provisions of the appropriate Product Specification or System Specification and with Purchase Orders accepted by Agilent beginning on the Effective Date and until notice by Agilent of technical modification, product change or obsolesence in accordance with Section 9.5 hereof. Item 2B may be purchased on a stand-alone basis or together with Item 2A, 2C and 2D as a complete system.

It is acknowledged and agreed by both parties hereto that LipoScience has not yet ordered and Agilent has not yet provided the Products listed in Schedule 2 for evaluation, testing and validation by LipoScience. To the extent that such Products are not equivalent for purposes of replaced products referenced in Schedule 1, then Agilent will work with LipoScience in good faith and Agilent will use commercially reasonable efforts to promptly address issues arising from such product differences.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Component	Product Number	Description

2A	G8303A		400-MR DD2 Console LipoScience

With the following subcomponents:

		•	400-MR Console

		•	Ship Kit, 400-MR

		•	400-MR Computer Kit

		•	Sample Kit, 400-MR

2B	G8506A		Agilent NMR magnet, 400MHz 54mm LipoScience

		•	Agilent NMR Magnet, 400MHz 54mm ASP

		•	Automation Sample Delivery System ,400/54 Agilent Magnet, ZPFG

		•	Shim Tube 27 Channel, 400 54 ASP

2C	199004071		400 MHz 1H/2H TL IFC Probe

2D	GXXXXAA		VnmrJ 3.X Media Kit LipoScience

3.3 On-site Installation is limited to the superconducting magnet system only (Items 1A and 2B), as set forth at Appendix B

3.4 Agilent shall provide the Service parts listed at Appendix C (“Service Parts”) and Field Service and Support as listed at Appendix D

4.	Ordering.

4.1 Agilent shall accept LipoScience Purchase Orders for Products consistent with Table 6A or consistent with a valid quote as provided by Agilent under the terms and conditions of this Agreement within [ * * * ] business days of receipt. Orders that are consistent with either Table 6A or a valid quote provided by Agilent shall be deemed accepted, regardless of whether such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Orders are accepted by Agilent within such timeframe. Orders that are not consistent with Table 6A or a valid quote and are not accepted by Agilent within such timeframe shall be deemed rejected. Agilent’s acceptance of a Purchase Order placed by LipoScience means that a separate, binding purchase contract exists between Parties. The terms and conditions of supply shall be the terms and conditions set forth in this Agreement and shall apply exclusively to all Purchase Orders placed for Products.

4.2 This Agreement shall be part of each quotation issued by Agilent for the Products and each Purchase Order issued by LipoScience for the Products, whether or not referenced on such quotation or Purchase Order. The Parties may modify the terms and conditions of this Agreement by written amendment signed by authorized representatives with respect to any Purchase Order, specifically referring to this Agreement and their intent to modify its terms for a specific Purchase Order only.

4.3 All Purchase Orders are subject to acceptance by Agilent in accordance with Section 4.1. Purchase Orders are governed by the applicable trade term specified on the quotation or agreed to by Agilent as defined in Incoterms 2000. Agilent shall respond to LipoScience’s Purchase Orders either by accepting them and then shipping the Products as specified in the Purchase Order, by rejecting them (in accordance with Section 4.1, above), or by notifying LipoScience of proposed modifications for Purchase Orders that are not consistent with Table 6A. When an acknowledgment contains additions or modifications to the Purchase Order, the acknowledgment shall not be effective and the Purchase Order shall not be binding upon either Party unless and until the Parties mutually agree upon any changes in writing. Agilent agrees to meet the applicable “Order Lead Time” set forth on Table 6.A hereof for LipoScience’s Purchase Orders which conform to the requirements of this Agreement and are accepted by Agilent pursuant to the terms and conditions of Section 4.1 (but subject to modifications thereof in accordance with Section 6 hereof). Subject to Section 5.3 hereof, all Purchase Orders accepted by Agilent shall be binding and non-cancellable by LipoScience.

5.	Terms of Delivery.

5.1 Unless otherwise specified in the quotation or specified in the Purchase Order and accepted by Agilent, LipoScience shall take title and risk of loss of the Products at point of delivery for Products shipped by Agilent to a non-U.S. destination and at point of shipment in all other cases.

5.2 Each separately-priced section of the Purchase Order shall be divisible and severable from every other, and shipment, performance, acceptance (if applicable), passage of title and risk of loss, warranty terms (including commencement of warranty period), invoicing and payment shall be determined and shall occur independently for each such section.

5.3 Unless delivery is delayed by more than [ * * * ] days from the date specified in Table 6A as may be amended in accordance with this Agreement, Agilent’s failure to deliver a Product by any specified date will not be sufficient cause for cancellation by LipoScience, nor will Agilent be liable for any direct, indirect, consequential or other economic loss due to delay in delivery. Agilent will use commercially reasonable efforts to meet delivery dates and will promptly notify

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LipoScience if Agilent anticipates a delay in delivery of any Product. If Agilent is unable to meet a delivery date as requested, the Parties will work in good faith and Agilent shall use commercially reasonable efforts to fulfill such Purchase Order as promptly as possible thereafter. If Agilent is unable to deliver within ninety (90) days of the scheduled delivery date, LipoScience’s sole remedy is to cancel any such Purchase Order in its sole discretion and Agilent will promptly refund or credit any advance payment by LipoScience for such Product.

5.4 For Products where installation is not purchased by LipoScience, LipoScience shall have [ * * * ] days from the date of delivery to inspect such Product or Components for compliance with this Agreement, the Purchase Order and the applicable Specifications. If LipoScience fails to inspect for compliance within [ * * * ] days, acceptance of the Product will occur on the [ * * * ] day after delivery.

5.5 For Products where installation is purchased, acceptance occurs when the Product passes Agilent’s acceptance tests and procedures. Agilent shall promptly notify LipoScience if any Product fails to meet such requirements. In such event, Agilent will promptly repair or replace such Product at no additional cost to LipoScience. LipoScience shall provide any necessary permits, facilities and utilities ensure compliance with regulatory requirements and comply with Agilent’s reasonable pre-installation instructions in a timely fashion. Unless otherwise noted, cryogens and hoist/rigging rental for installation are not included in Agilent prices. If LipoScience schedules or delays installation by Agilent more than [ * * * ] days after delivery, acceptance of the Product will occur on the [ * * * ] day after delivery.

6.	Price, Payment and Order Lead Times.

6.1 Subject to Purchase Order acceptance according to Section 4.1, during the Term, LipoScience may purchase and Agilent agrees to sell Products to LipoScience at the prices and subject to the Order Lead Times specified below, as such prices and/or Lead Times may be modified from time to time in accordance with this Section 6. The initial prices and Lead Times set forth at Table 6.A, below shall remain firm and shall not increase during the initial [ * * * ] month period of the Agreement. Thereafter, the Parties will review prices at least annually in order to assess whether changes in prices, Lead Time or both are appropriate given market conditions, volumes, forecasts and inflation. Agilent shall be entitled to increase prices and adjust Lead Times annually after the initial [ * * * ] month period of the Agreement as necessary in Agilent’s reasonable discretion to recoup any increased costs, whether the result of new requirements or features, enhancements, third party royalties, or cost increases beyond the Parties’ reasonable control, such as supplier price increases or inflation, or otherwise; provided however, in no event shall the price be more than [ * * * ] higher than the prevailing price for the NMR Subsystem or [ * * * ] higher than the aggregate increase in Agilent’s actual costs of parts and labor, whichever is higher.

In addition, the Parties may negotiate price decreases or reduction in Lead Times where warranted (such as to account for volume discounts or where the Parties are able to bring efficiencies to bear). In the event the Parties cannot agree to the amount of any such increase or decrease, such disagreement shall constitute a dispute subject to resolution under the Disputes provision set forth at Section 17, below.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Table 6.A

Item	Product Description	Total Annual Demand Volume	Unit Price ($USD) [***]	Order Lead Time
				Up to 2 units/month	Add’l units
1A	NMR Subsystem Component (i) (MRCA 400/54/ASC Superconducting NMR Magnet System)	[ * * * ]	[ * * * ]	[ * * * ] Weeks	As quoted by Agilent
		> [ * * * ]	[ * * * ]	[ * * * ] Weeks	As quoted by Agilent

1B	NMR Subsystem Components (ii), (iii), (iv), and (v) (probe, console ship kit, console and interconnect kit)	[ * * * ]	[ * * * ]	[ * * * ] Weeks	As quoted by Agilent
		> [ * * * ]	[ * * * ]	[ * * * ] Weeks	As quoted by Agilent

2	On-site Installation – (super conducting magnet system only) (North America)*	Per Unit	[ * * * ]	[ * * * ] Weeks	As quoted by Agilent

2	On-site Installation – (super conducting magnet system only) (Outside North America)	Per Unit	As quoted by Agilent	[ * * * ] Weeks	As quoted by Agilent

3	Service Parts	Per Unit	As set forth on App C	As quoted by Agilent

4	Field Service and Support	Per Unit	As set forth on App D	As quoted by Agilent

5	Components	Per Unit	As quoted by Agilent	As quoted by Agilent

*	Price of on-site Installation for North America includes cryogens, on-site engineering time, engineer travel and accommodations, and standard installation equipment freight costs. Special, site specific equipment requirements (e.g. alternative rigging) will be subject to additional charge.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.2 Agilent shall invoice LipoScience for each shipment no earlier than the date of actual shipment and shall provide LipoScience with shipping notices, bills of lading, and receipts promptly after shipment. Payment shall be due and owing [ * * * ] days from invoice unless reasonably disputed by LipoScience.

6.3 Agilent shall package, label and ship all Products using Agilent’s standard shipping, packaging and procedures and in compliance with all applicable laws, rules and regulations. If LipoScience supplies packaging and shipping requirement information at the time it submits the Purchase Order, Agilent shall have no liability for any loss or damage to Products due to Agilent’s compliance with LipoScience shipping instructions.

6.4 Except as otherwise specified in the Purchase Order, Agilent’s prices exclude and LipoScience is responsible for all sales, use, excise, value-added or other taxes and duties.

6.5 LipoScience shall fall into arrears if it fails to pay within [ * * * ] business days of a payment demand notice received after payment has become due. From the time the payment falls into arrears LipoScience shall be liable to pay [ * * * ]% per month of the Agreement amount or the maximum amount permitted by law. Agilent reserves the right to suspend shipments if payment on any undisputed invoice remains unpaid after [ * * * ] days written notice. Agilent reserves the right to terminate in accordance with Section 2.2b if payment on any undisputed invoice remains unpaid more than ninety (90) days after written notice.

7.	Quality Assurance.

7.1 Agilent shall ensure that Products are manufactured and supplied in accordance with Agilent’s quality management systems, registered under: ISO 9001:2008.

Certificate number FM 32479: The design, manufacture, installation, servicing and repair of cryogenic and superconducting magnet systems and their associated components.

Certificate number FM 21797: The design, development, manufacture and consumables operation of mass spectrometers, including related data systems.

7.2 Right to Audit. During the Term of the Agreement, Agilent shall (i) permit LipoScience to conduct reasonable, annual audits during regular Agilent business hours and at LipoScience’s sole expense of Agilent’s compliance with the current ISO 9001:2008 standard and Agilent quality system procedures as may be required by third party regulatory agencies and this Agreement, (ii) reasonably respond to any audit deficiencies with a corrective action plan within [ * * * ] days of receiving the written audit report from LipoScience, and (iii) maintain its ISO and any similar certifications.

8.	Installation and Product Warranty.

8.1 LipoScience is responsible for executing and coordinating installation and qualification of Vantera Analyzers. Agilent shall provide installation services for the superconducting magnet system of the NMR Subsystem in accordance with the prices listed in Table 6.A of this

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement, Section 5 regarding acceptance, in accordance with Appendix B and in accordance with prices and Lead Times set under terms of this Agreement. This service is limited to installation of the magnet system only, through to and including room temperature shimming.

8.2 Additional days of engineer time required due to circumstances beyond the control of Agilent shall be billed by Agilent and paid by LipoScience at Agilent’s standard then-current daily rate.

8.3 The installation price set forth at table 6.A above is valid for installations in North America only and is subject to LipoScience completing all other work required for installation of the Vantera Analyzer within a period of up to six (6) months following shipment of the NMR Subsystem from Agilent. In all other cases, additional charges may apply.

8.4 Agilent warrants each NMR Subsystem to be free from defects in material and workmanship and in substantial conformance with the System Specifications, such warranty to be for the period beginning upon delivery and ending [ * * * ] later, in each case as determined separately for items set forth in the separately-priced sections of the Purchase Order. Agilent warrants any other Product sold hereunder, including but not limited to Components, service parts, accessories and software, if sold other than as part of an NMR Subsystem sale, to be free from defects in material and workmanship and in substantial conformance with applicable portions of the Product Specifications for a period beginning upon delivery and ending [ * * * ] days thereafter. Agilent warrants services sold hereunder to be performed in a professional and workmanlike manner for a period beginning upon performance and ending [ * * * ] days thereafter. Agilent does not warrant the operation of any software to be uninterrupted, bug free or error free. Notwithstanding the foregoing, Agilent acknowledges that as part of the quality management system of LipoScience, there will be a risk assessment process in accordance with ISO 9001:2008 to ensure that any known bugs or errors are not critical to the performance of the NMR Subsystem, and will not create a safety issue for the operator of the Vantera Analyzer. Agilent shall use reasonable commercial efforts to promptly mitigate bugs or errors that are discovered by LipoScience subsequent to the release of the NMR Subsystem that are critical to the performance of such NMR Subsystem.

The foregoing warranties are void in the event of Product abuse, alteration, misuse, improper operation or maintenance, use in an unsuitable physical environment, or use with inadequate facilities or utilities, improper repair or calibration by LipoScience or a third party, and these warranties do not cover products, components, or services warranted by another party. LipoScience’s sole and exclusive remedies for any defective or non-conforming Product during its warranty period shall be repair or replacement (at Agilent’s sole option) of defective or non-conforming Products returned to Agilent and service support for Second Tier and Third Tier escalations as set forth in Section 9.2, below, or, if such remedies fail of their essential purpose, credit or refund of the purchase price, and such remedies shall be available only for defects reported during the applicable warranty period. Agilent shall ship replacement Products at its expense to LipoScience or LipoScience’s customer, as directed by LipoScience, for installation and/or repair by LipoScience in accordance with Section 9.2(e), below. LipoScience shall return any defective or non-conforming Products to Agilent in accordance with Agilent’s then-current RMA process and at Agilent’s expense within [ * * * ] days of receiving replacements. Any repaired or fully replaced Products or services shall be subject to the original warranty period, which shall not be extended due to such repair or replacement, except to the extent required by any mandatory non-waivable provision of applicable law. With respect to any breach of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

foregoing warranty on performance of services, Agilent will promptly and at no additional cost to LipoScience (including the cost of replacement parts) re-perform the nonconforming services. THE FOREGOING WARRANTIES AND THE WARRANTIES IN SECTION 12 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.	Service & Support.

9.1 Routine Technical Service and Support.

LipoScience will provide routine maintenance and service (as defined at Appendix E) for the NMR Subsystem of any Vantera Analyzer either directly or through a Agilent Certified product support affiliate.

9.2 Escalation.

The following escalation procedures shall apply both for warranty and non-warranty service:

a. First Tier. LipoScience shall provide all first tier service support and failure analysis to LipoScience customers for the Vantera Analyzer, including the NMR Subsystem incorporated therein. First tier service support includes but is not limited to telephone support, Component replacement and recalibration of the NMR Subsystem. Replacement service parts shall be provided by Agilent at no additional cost during the applicable warranty period as set forth at Section 8.4 (and subject to all conditions and limitations set forth therein), and shall be purchased by LipoScience under Purchase Order thereafter. First tier support will be provided by LipoScience pursuant to agreements entered into by LipoScience and its customers.

b. Second Tier. Agilent shall provide second tier service support for LipoScience customers for the Vantera Analyzer for issues which LipoScience is unable to resolve through first tier support. Agilent will provide such support by telephone, instrument remote access, or e-mail to LipoScience support personnel or, at the mutual agreement of LipoScience and Agilent, directly to the LipoScience customer. LipoScience agrees to use commercially reasonable efforts to address customer support issues prior to requesting such assistance from Agilent. Second tier support shall be provided by Agilent at no additional cost during the applicable warranty period and shall be billed to LipoScience at Agilent’s standard then-current rates thereafter.

c. Third Tier. Agilent shall provide third tier service support for LipoScience customers for the Vantera Analyzer as a result of a LipoScience field escalation events. Agilent will provide such support to LipoScience support personnel at LipoScience customer sites. LipoScience agrees to use commercially reasonable efforts to address customer support issues prior to requesting assistance from Agilent. Agilent will use commercially reasonable efforts to respond to requests for third tier service support within [ * * * ] during regular business hours Pacific Standard Time in the United States of receiving a Third Tier request from LipoScience to Agilent as part of a LipoScience field escalation event. Third tier support shall be provided at no

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

cost during the warranty period and billed to LipoScience at Agilent’s standard then-current rates after such warranty period. A minimum eight hours will be charged on any call for third-tier support.

d. Process. Escalation events shall be managed through the escalation process set forth at Appendix F. Agilent shall use commercially reasonable efforts to achieve the response times set forth in Appendix G, and subject to Agilent using such commercially reasonable efforts to achieve such response times, Agilent shall have no liability should such targets not be met.

e. Returns. With respect to Products returned to Agilent for repair or replacement, including but not limited to the Top Loading 60uL NMR Flow Probe , LipoScience shall: (1) prepay the cost of shipping; (2) be responsible for loss or damage in transit; and (3) in keeping with Agilent Technologies Recommendations for Decontamination of Probes Contaminated with Bloodborne Pathogens (reprinted in Appendix K, herein “Decontamination Recommendations”), completely remove and identify on Agilent’s Request for Return form any toxic or hazardous materials to which they may have been exposed, and indemnify and hold Agilent harmless against any claims resulting from a failure to do so. Agilent shall have the right to update the Decontamination Recommendations in its reasonable and sole discretion upon written notice to LipoScience and LipoScience shall adhere to the updated Decontamination Recommendations for all returns shipped to Agilent, provided however that LipoScience shall not be in breach of this provision if LipoScience complies with the previous version of the Decontamination Recommendations for returns shipped to Agilent within [ * * * ] days of receiving such update.

9.3 Service Parts and Supplies.

Following the warranty period, during the Term, service parts will be offered for sale by Agilent as available at prices to be mutually agreed.

9.4 Continuing Support.

Unless terminated by Agilent pursuant to Section 2.2 due to an uncured material breach by LipoScience, Agilent agrees to provide the support set forth in Section 9.2 for a period of [ * * * ] following the last date of shipment of an NMR Subsystem, provided that LipoScience shall be obligated to pay Agilent for such services as set forth above.

9.5 Training and Product Support Certification.

Once per year, Agilent will offer a training certification course at an Agilent facility at no charge for up to three LipoScience engineers in NMR instrument maintenance and troubleshooting and NMR magnet cryogen filling and maintenance as set forth in Appendix H. Such training shall be sufficient to permit a qualified engineer to perform the service and support contemplated in Sections 9.1 and 9.2. Additional training shall be billed to LipoScience at at Agilent’s then-current standard rates. Agilent will provide relevant Product support documentation and related media to attending service engineers. All travel and related costs for LipoScience employees or agents shall be at Liposcience’s expense.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.6 Technical Modification, Product Developments & Product Change Protocols.

a. Agilent will provide LipoScience technical support management with updates to relevant service support documentation and media as it relates to the NMR Subsystem.

b. Agilent will distribute to LipoScience technical support management all relevant field service bulletins for the NMR Subsystem. In the event that an Agilent service bulletin requires field service action, Agilent certified LipoScience service engineers will perform the service action.

c. From time to time, Agilent may deem it necessary to make changes to the NMR Subsystem. For the purpose of assisting LipoScience in evaluating the impact of these on applicable System Specifications, Agilent shall make commercially reasonable efforts to inform LipoScience of such intended changes prior to the intended change implementation and to provide to LipoScience copies of the NMR Subsystem engineering change orders on such changes as engineering change orders are generated by Agilent. LipoScience shall treat such communications as Confidential Information of Agilent.

d. LipoScience agrees to evaluate all proposed hardware and software changes in good faith and with the intention of accepting such changes, and will notify Agilent as to LipoScience’s classification of the change within thirty (30) business days of receiving the change notification from Agilent. However, in keeping with the change classifications listed below, LipoScience reserves the right to reject or delay changes that LipoScience reasonably determines will or may alter the NMR Subsystem conformance with applicable System Specifications, including but not limited to such cases where the proposed changes will or may compromise the FDA clearance status of products utilizing the NMR Subsystem.

Product changes will be classified by LipoScience in one of the following categories:

1.	Acceptable changes that require no validation

Changes in this category shall be considered acceptable by LipoScience with no further action required by either Party

2.	Acceptable changes that require validation

Changes in this category shall be considered acceptable to LipoScience conditional on the completion of a successful validation by LipoScience that substantiates that the changed NMR Subsystem is still in compliance with the System Specifications. LipoScience shall be responsible for such validation and will provide a schedule including a deadline for approval of the changes. Agilent shall use commercially reasonable efforts to support such validation such as making available advanced Components for testing and evaluation if needed.

3.	Unacceptable “hardship” changes

Changes in this category shall be considered unacceptable to LipoScience on the basis that they compromise the conformance to the System Specifications. LipoScience shall provide Agilent with a justification for this assessment.

e. Subject to Section 9.6(k), Agilent will not implement any changes to the Product Specifications of the NMR Subsystem provided to LipoScience for Products ordered under open Purchase Orders without consent from LipoScience. Changes shall be applied prospectively to new Products ordered after notice of the change as set forth herein.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

f. Subject to Section 9.6(k), if Agilent proposes hardware or software changes that LipoScience reasonably determines will or may fall within the circumstances set forth in Section 9.6(d)(2) or (d)(3), Agilent agrees to accept Purchase Orders for Products without such change and consistent with Sections 5 (Terms of Delivery) and 6 (Price, Payment and Order Lead Times) herein for up to [ * * * ] after giving written notice to LipoScience of the change, or until LipoScience completes the validation and approves the change, whichever is the shorter. Prior to termination of the [ * * * ], LipoScience may purchase from Agilent such quantity of the original NMR Subsystem as LipoScience deems necessary for its future requirements, which total quantity shall be delivered at a rate of a shipment total of [ * * * ] or as otherwise agreed between the Parties.

g. In the event that Agilent proposes or implements any design or engineering changes to the NMR Subsystem which are not reasonably acceptable to LipoScience after diligent and reasonable review and assessment, Agilent will continue to supply the unmodified NMR Subsystem to LipoScience, provided however, that the parties shall negotiate in good faith a fair price for such continuing supply, but in no event shall the price be more than [ * * * ] than the prevailing price or [ * * * ] than the aggregate increase in cost of parts and labor, whichever is higher.

h. Except for changes otherwise permitted in this Section including changes pursuant to Section 9.6(k), Agilent shall not make changes to the NMR Subsystem that require validation more than once in a twelve month period without LipoScience’s prior written consent.

i. Over the life of the NMR Subsystem, Agilent will offer open communication with LipoScience to provide forward looking information regarding NMR Subsystem design changes for the purpose of assisting LipoScience in evaluating the impact of such changes to applicable System Specifications. The expectation is that this will be facilitated through regular, on-going meetings.

j. Agilent reserves the right to implement engineering change orders at its own discretion for all NMR Subsystems and any variants provided to customers other than LipoScience; provided, however, that all such variants shall remain subject to the exclusivity provisions set forth in Section 11 herein.

k. Notwithstanding anything to the contrary elsewhere herein, Agilent reserves the right to implement engineering change orders at its own discretion at any time and at any frequency where the changes address material safety issues or those required for compliance with regulatory requirements, in Agilent’s reasonable discretion, or due to NMR Subsystem component obsolescence; provided however, that the Parties shall work in good faith to minimize the disruption and cost to LipoScience associated with any such change, and to avoid, to the extent reasonably possible, the necessity of conducting a new clinical trial associated with such changes. If a new clinical trial is necessary, the Parties shall work in good faith to minimize the costs to LipoScience associated with any such clinical trial.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

l. Implementation of engineering change orders that Agilent has determined require field retrofit or rework of existing NMR Subsystems will be the responsibility of LipoScience service personnel. Agilent will provide material for field retrofits pursuant to the conditions of Agilent’s warranty as set forth in Section 8.4, if applicable, or otherwise pursuant to Purchase Orders issued by LipoScience.

m. Implementation of engineering changes orders that Agilent has defined as not requiring field retrofit or rework of existing NMR Subsystems will be done only at the discretion of LipoScience and will be the responsibility of LipoScience service personnel. Material required for implementation of this type of Engineering Change Order will be subject to service material pricing in effect at the time of implementation.

n. The VnmrJ software (“Software”) as listed in Section 3.2 shall be a version of the Agilent standard software as of the Effective Date. The Software shall be available to LipoScience at no cost to LipoScience for the duration of the Agreement. Media kits for the software shall be made available to LipoScience at the then prevailing Agilent price. LipoScience may request in writing that the Software be updated to Agilent’s then current version of the software at which time the updated “Software” shall be the version available to LipoScience. Content and timing of updates applied to Agilent’s standard NMR software product for all customers other than LipoScience shall be in Agilent’s sole discretion.

10.	Demand Planning.

Each month, LipoScience shall provide to Agilent a non-binding twelve-month rolling forecast of LipoScience’s anticipated Product needs broken down into monthly increments. LipoScience will use its reasonable efforts to provide Agilent with market data and forecasts to optimize production planning in the short, medium and long term. All such short, medium and long term forecasts shall be good faith estimates of LipoScience and shall not be binding on either Agilent or LipoScience. The Parties shall communicate in writing or orally not less than each quarter during the Term of the Agreement to review anticipated requirements of LipoScience and address any issues relating thereto. Such forecasts and market data shall be the Confidential Information of LipoScience and marked as such by LipoScience.

11.	Exclusivity.

11.1 Limited Exclusivity of Supply: During the first [ * * * ] of this Agreement, Agilent and each of Agilent’s Affiliates shall not [ * * * ] or [ * * * ] to a customer who (i) [ * * * ], or [ * * * ] at the time of [ * * * ] or such [ * * * ] of the [ * * * ] to [ * * * ] or [ * * * ] (the underscored language above being defined herein as the “LipoScience Field of Use”), or (ii) is [ * * * ] and [ * * * ] at the [ * * * ], that such [ * * * ]. Notwithstanding anything to the contrary herein, [ * * * ], who is [ * * * ], to [ * * * ].

a. In connection with the limitations described above, Agilent agrees that [ * * * ] provided by [ * * * ] will be provided on the basis of [ * * * ], which will be [ * * * ]. Agilent further agrees that [ * * * ] for [ * * * ] for [ * * * ] as set forth above [ * * * ] will [ * * * ]. Agilent [ * * * ] or [ * * * ] or [ * * * ], or [ * * * ], by any [ * * * ] with respect to [ * * * ].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

b. Except as set forth herein, Agilent shall not be restricted in any other way and [ * * * ] to [ * * * ] the [ * * * ] and [ * * * ] to [ * * * ]. Agilent shall also be free to [ * * * ] the [ * * * ] including, but not limited to, [ * * * ] and [ * * * ].

1.	“[ * * * ]” shall mean [ * * * ] for [ * * * ], but in no event shall [ * * * ] the [ * * * ] for which [ * * * ] (such as [ * * * ] or [ * * * ]) [ * * * ] or [ * * * ].

2.	“[ * * * ]” shall mean [ * * * ] the [ * * * ] that [ * * * ] to [ * * * ] to [ * * * ] or [ * * * ] or [ * * * ].

3.	“[ * * * ]” or “[ * * * ]” shall mean [ * * * ] that is [ * * * ] or [ * * * ] of [ * * * ] such as the [ * * * ] or [ * * * ] for [ * * * ] or [ * * * ] or [ * * * ] of the [ * * * ] is [ * * * ].

4.	“[ * * * ]” shall mean [ * * * ].

c. Solely [ * * * ], if, during the [ * * * ] to [ * * * ] during [ * * * ], then [ * * * ] to [ * * * ] the [ * * * ]; provided however, that if [ * * * ] that [ * * * ] the [ * * * ], then [ * * * ], and [ * * * ] shall have [ * * * ] in which to [ * * * ] of such [ * * * ]. If [ * * * ] such [ * * * ], the [ * * * ] shall [ * * * ] and [ * * * ] for the [ * * * ]. If [ * * * ] to [ * * * ] the [ * * * ], then [ * * * ] is [ * * * ] to any [ * * * ] in the [ * * * ] in the [ * * * ] for [ * * * ]. Notwithstanding the foregoing and in the event that [ * * * ] shall [ * * * ] to [ * * * ] the [ * * * ] to [ * * * ] for [ * * * ] based on [ * * * ].

d. “[ * * * ]” in the [ * * * ] shall mean [ * * * ]:

1. [ * * * ] a [ * * * ] on [ * * * ] for which [ * * * ],

2. [ * * * ] a [ * * * ] with a [ * * * ] to [ * * * ] or [ * * * ] for [ * * * ],

3. [ * * * ] an [ * * * ] or [ * * * ] with [ * * * ], a [ * * * ], and [ * * * ] to a [ * * * ] for [ * * * ],

4. [ * * * ] in [ * * * ] or other [ * * * ] with the [ * * * ] or other applicable [ * * * ] for [ * * * ],

5. [ * * * ] of a [ * * * ] in any [ * * * ] to [ * * * ] for [ * * * ],

6. [ * * * ] to any [ * * * ] on a [ * * * ] in any [ * * * ] to [ * * * ] for [ * * * ], or

7. [ * * * ] or [ * * * ] for [ * * * ].

e. Provided that [ * * * ] with the [ * * * ] set forth in [ * * * ] shall not be in [ * * * ] by [ * * * ] and [ * * * ] is [ * * * ] if Agilent [ * * * ] or [ * * * ] of such [ * * * ].

11.2 [ * * * ] Use. During the [ * * * ] of this Agreement, [ * * * ] to [ * * * ] and [ * * * ] including, but not limited to, [ * * * ], provided however that [ * * * ]. If [ * * * ] to make [ * * * ] in the [ * * * ], it is acknowledged and agreed hereby that [ * * * ] on the [ * * * ] and [ * * * ]. [ * * * ] not [ * * * ] if [ * * * ] is used [ * * * ] if [ * * * ] or [ * * * ] of such [ * * * ].

11.3 Survival of Section 11. The provisions of this Section 11 shall not survive termination or expiration of this Agreement except in the case of termination for Agilent’s uncured and material breach (but in any event, except for LipoScience’s breach of this Agreement, the provisions of Section 11.2 shall not survive termination of this Agreement). The restrictions set forth in Section 11.1 and 11.2 apply to [ * * * ]. Notwithstanding the foregoing, the Parties agree that [ * * * ], the Parties [ * * * ].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.4 Exclusivity of [ * * * ]. During the term of this Agreement, and except as expressly otherwise provided herein or to [ * * * ] will [ * * * ]. [ * * * ] may [ * * * ] as expressly provided herein, and to [ * * * ].

12.	Representations, Warranties and Indemnity.

12.1 Representations and Warranties of LipoScience. LipoScience represents and warrants that as of the Effective Date:

(a) LipoScience is a corporation duly organized, validly existing and in corporate good standing under the laws of Delaware and is duly qualified and authorized to transact business, and is in good standing as a foreign corporation, in each jurisdiction where such qualification is necessary;

(b) LipoScience has the legal right, authority and power to enter into this Agreement and to extend the rights and licenses granted to Agilent in this Agreement;

(c) LipoScience has taken all reasonable action necessary to authorize the execution and delivery and performance of this Agreement;

(d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of LipoScience enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability is considered in a proceeding in equity (regardless of whether such enforceability is considered); and

(e) the performance of its obligations under this Agreement will not conflict with its charter documents or result in a breach of any agreement, contract or other arrangement to which it is a party;

12.2 Representations and Warranties of Agilent: Agilent represents and warrants that as of the Effective Date:

(a) Agilent is a corporation duly organized, validly existing and in corporate good standing under the laws of Delaware and is duly qualified and authorized to transact business, and is in good standing as a foreign corporation, in each jurisdiction where such qualification is necessary;

(b) Agilent has the legal right, authority and power to enter into this Agreement and to extend the rights and licenses granted to LipoScience in this Agreement;

(c) Agilent has taken all reasonable action to authorize the execution and delivery and performance of this Agreement;

(d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Agilent enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability is considered in a proceeding in equity (regardless of whether such enforceability is considered);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) the performance of its obligations under this Agreement will not conflict with its charter documents or result in a breach of any agreement, contract or other arrangement to which it is a party; and

(f) To the best of Agilent’s knowledge, as of the Effective Date, Agilent has received no written claim threatening or asserting that, the sale, use, distribution or practice of Agilent’s NMR Subsystem infringes the patent rights of any third party.

(g) the NMR Subsystems delivered to LipoScience hereunder shall have been manufactured in accordance with all laws, rules and regulations, including without limitation all FDA quality system requirements applicable to the manufacture of the NMR Subsystem at Agilent’s manufacturing site.

12.3 Warranty Disclaimer: EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

12.4 Indemnity.

12.4.1 LipoScience Indemnity of Agilent. Subject to the limitation of liability clause in Section 19, LipoScience will defend, indemnify and hold Agilent, its Affiliates and their respective directors, officers, employees and agents and their respective heirs and assigns harmless from any third party claims for bodily injury, death or tangible property damage, including reasonable attorney’s fees, arising as a result of LipoScience’s negligence, recklessness or wilful misconduct or arising as a result of sales or use of the Vantera Analyzer provided that any indemnification by LipoScience shall be diminished in proportion to the amount of negligence attributed to Agilent.

12.4.2 Agilent Indemnity of LipoScience. Subject to the limitation of liability clause in Section 19, Agilent will defend, indemnify and hold LipoScience, its Affiliates and their respective directors, officers, employees and agents and their respective heirs and assigns harmless from any third party claims for bodily injury, death or tangible property damage, including reasonable attorney’s fees, arising as a result of Agilent’s negligence, recklessness or wilful misconduct or arising as a result of sales of the NMR Subsystem to LipoScience provided that any indemnification by Agilent shall be diminished in proportion to the amount of negligence attributed to LipoScience or attributed to a user of the Vantera Analyzer. Other than [ * * * ], for which there is [ * * * ].

12.5 Procedure. If an Indemnified Party intends to claim indemnification under this Agreement, the Indemnified Party shall notify the Indemnifying Party of any loss in respect of which the Indemnified Party intends to claim such indemnification, and the Indemnifying Party shall assume the defense thereof with counsel mutually satisfactory to the Parties. The Indemnified Party shall provide reasonable assistance to the Indemnifying Party and its legal

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

representatives, at the Indemnifying Party’s expense, in the investigation of any action, claim or liability covered by this indemnification. The Indemnifying Party shall not, without the written consent of Indemnified Party, settle or compromise any loss or consent to the entry of any judgment with respect to any loss (a) that does not release Indemnified Party from all liability with respect to such loss or (b) which may materially adversely affect Indemnified Party or under which Indemnified Party would incur any obligation or liability, other than one as to which Indemnifying Party has an indemnity obligation hereunder.

12.6 Intellectual Property Claims.

With respect to a claim of indemnification by LipoScience against Agilent with respect to intellectual property claims, the following process shall be followed:

a)	Agilent will defend or settle any claim against LipoScience that a Product infringes an intellectual property right, provided LipoScience promptly notifies Agilent in writing and provides control of the defense or settlement, and assistance, to Agilent.

b)	In defending or settling an infringement claim under Section 12.6(a), Agilent will pay infringement claim defense costs, settlement amounts and court-awarded damages. If such a claim appears likely, Agilent may, at its option, modify or replace the Product or procure any necessary license. If Agilent determines that none of these alternatives is reasonably available, Agilent will refund LipoScience’s purchase price upon return of the Product.

c)	Agilent has no obligation for any claim of infringement arising from: Agilent’s compliance with, or use of, LipoScience’s designs, specifications, instructions or technical information; Product modifications by LipoScience or a third party; Product use prohibited by or outside the scope of Specifications or related application notes; or use of the Product with products not supplied by Agilent.

13.	Force Majeure.

Neither Agilent nor LipoScience shall be liable to the other for failure to perform any obligation under the Agreement to the extent such failure to perform is due to labour unrest, riot, war, fire, accident, weather or other natural disasters, lack of energy supplies, supplier delays, compliance with law, failure to obtain all necessary licenses, permits or approvals after reasonable efforts, or any unforeseen circumstances or other causes beyond such Party’s reasonable control.

14.	Regulatory Compliance.

14.1 Duty To Comply. LipoScience represents and warrants that LipoScience will comply with all applicable laws, rules and regulations imposed by the United States Food and Drug Administration or any successor agency with responsibilities comparable to those of the United States Food and Drug Administration (“FDA”) and any comparable foreign regulatory authority in each jurisdiction in which LipoScience markets and sells the Vantera Analyzer. LipoScience will be solely responsible for preparing all regulatory filings for the Vantera Analyzer for use by LipoScience or its customers, including all

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

filings required for Approval, and will be responsible for submitting to the FDA or any other regulatory authority such applications or other filings for Approval, with all such Approvals required for the Vantera Analyzer in the name of LipoScience. LipoScience will be solely responsible for all regulatory matters related to the Vantera Analyzer, including communicating with the FDA and any other regulatory authority. LipoScience will be solely responsible for obtaining Approvals and for subsequent maintenance of Approvals for the Vantera Analyzer. Agilent will reasonably cooperate with and provide all reasonably requested information and assistance for such Approvals, including information and records required for FDA Approval and European Community In Vitro Diagnostic Directive.

14.2 Field Corrections and Medical Device/Adverse Event Reporting. Agilent shall promptly notify LipoScience of any product safety issues that may impact the performance of the NMR Subsystem or that may warrant a recall or field correction. Agilent will provide reasonable and diligent support to LipoScience in the investigation of customer complaints regarding performance problems associated with the NMR Subsystem and if reasonably required, will jointly work with LipoScience to promptly investigate and resolve any documented performance and/or safety issues.

14.3 Export Controls. If LipoScience exports, re-exports, transfers or imports products, technology or technical data purchased hereunder, LipoScience will comply with applicable US and other laws, rules and regulations, and will obtain any required export and import authorizations.

15.	Confidentiality.

15.1 If, during the Term, a Party receives or has access to certain Confidential Information belonging to the other Party, the Parties will be bound by the terms of the Confidential Disclosure Agreement (the “CDA”) attached as Appendix K. For purposes of Section I(1)(b) of the CDA, Confidential Information includes, without limitation, forecasts, costs, pricing, provided that such information is marked as “Confidential” in accordance with Section I(1)(c) of the CDA. For purposes of Section II(1)(a) and II(1)(b) of the CDA, Confidential Information may only be used for purposes related to this Agreement. To the extent of any conflicts between the terms of the CDA and the terms of this Agreement, the terms of this Agreement will control and take precedence. The Parties further agree that any Confidential Information disclosed prior to the Effective Date in connection with the collaboration and development activities of the Parties with respect to the Vantera Analyzer shall be held in accordance with the CDA, provided, however, that any information disclosed by either Party prior to the Effective Date shall only be treated as Confidential Information if such information was marked as Confidential by such other Party.

15.2 No Publication. Neither party may publicize or disclose the terms of this Agreement to any third party without the written consent of the other Party. Without limiting the generality of the foregoing sentence, no press releases may be made without the mutual written consent of the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.	Intellectual Property Ownership.

16.1 Pre-Existing IP. Each Party retains all patents, copyrights, trade secrets, trademarks and other property rights in its intellectual property developed before or independent of this Agreement (“Pre-Existing IP”). Both Parties hereby acknowledge and agree that as of the Effective Date and as between LipoScience and Agilent, LipoScience owns all intellectual property rights to the Vantera Analyzer as distinct from the NMR Subsystem and Agilent owns all intellectual property rights to the NMR Subsystem.

16.2 Developed IP. Any intellectual property developed after the Effective Date and in the performance of this Agreement, either solely by one Party or jointly by the Parties (“Developed IP”), will be owned as follows:

LipoScience will own all intellectual property rights to Developed IP that are:

i) Solely developed by employees or agents of LipoScience or

ii) Jointly developed by employees or agents of LipoScience and Agilent that primarily concerns the Vantera Analyzer as distinct from the NMR Subsystem (“Vantera IP”). Agilent hereby assigns all of its intellectual property rights to such jointly developed Vantera IP to LipoScience, and agrees to execute such additional documents as may be required to document and enforce its rights. LipoScience hereby grants to Agilent a royalty and fee free, nonexclusive, worldwide, transferable, non-terminable license without a right to sublicense to make, have made, use, sell, import, export, copy, prepare derivative works, perform, display and distribute products embodying the Vantera IP.

Agilent will own all intellectual property rights to Developed IP that are:

i) Solely developed by employees or agents of Agilent or

ii) Jointly developed by employees or agents of Agilent and LipoScience that primarily concerns the NMR Subsystem (”NMR IP”). LipoScience hereby assigns all of its intellectual property rights to jointly developed NMR IP to Agilent, and agrees to execute such additional documents as may be required to document and enforce its rights. Agilent hereby grants to LipoScience a royalty and fee free, nonexclusive, worldwide, transferable, non-terminable license without a right to sublicense to make, have made, use, sell, import, export, copy, prepare derivative works, perform, display and distribute products embodying the NMR IP.

16.3 Developed IP in Dispute. Should the Parties be unable to agree on whether jointly Developed IP is Vantera IP or NMR IP, the Parties will jointly own the Developed IP with both Parties having an equal right to practice the invention, including an urestricted right to assign or sublicense, without a duty to account to the joint owner.

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16.4 Marks. As used in this Section, “Marks” means the trademarks, service marks, trade dress, trade names, logos, insignia, symbols, designs or other marks identifying Agilent or its products. LipoScience will not use Agilent’s Marks in any of its advertising or marketing literature without Agilent’s prior written consent. LipoScience will not remove, modify, alter or tamper with serial or identification numbers, labels or Marks on Products sold to LipoScience under this Agreement. Agilent will have the sole and exclusive right in its sole discretion to bring legal actions for trademark infringement with respect to any Agilent Marks.

17.	Governing Law; Disputes.

This Agreement shall be governed by the laws of the State of Delaware, U.S.A. (excluding choice of law rules and the provisions of the Convention for the International Sale of Goods (CISG)).

In the event that the Parties are unable to agree upon any matters pursuant to this Agreement, the disputed matter will be referred to the [ * * * ] of [ * * * ] and [ * * * ]. If these two representatives cannot reach a mutually acceptable agreement within thirty (30) days or within such time as the Parties mutually agree, the matter will be referred to [ * * * ] and [ * * * ]. In the event they cannot reach a mutually acceptable resolution within another thirty (30) days or within such time as the Parties mutually agree, either Party will be entitled to seek all available remedies, including legal remedies. Notwithstanding the foregoing, either Party may seek injunctive relief with respect to any disputed matter without following the dispute resolution procedure set forth above.

18.	Software License.

Title to all software provided as separate modules or embedded in the Products (“Software”) shall remain the property of Agilent or Agilent’s licensors. Agilent grants to LipoScience a non-exclusive, limited license to use the Software solely in conjunction with or embedded in the Products. Agilent further grants to LipoScience a non-exclusive, limited license to distribute the Software together with the Products provided LipoScience passes through Agilent’s license terms whenever Software is distributed to an end user. Neither LipoScience nor LipoScience customers shall decompile, disassemble or otherwise reverse engineer the Software, or create derivative works without the prior written approval of Agilent.

19.	Damages.

To the extent that limitation of liability is permitted by law, in no event shall either Party be liable for incidental, consequential, indirect, punitive, or special loss or damages of any kind, including but not limited to lost revenues, lost profits, loss of goodwill or lost production, however caused, whether based on contract, tort (including negligence) or any other legal theory. The foregoing limitation of liability shall not apply to either Party’s breach of confidentiality under this Agreement, to damages resulting from either Party’s gross negligence or wilful misconduct or to either Party’s breach of the exclusivity obligations set forth in Section 11 hereof.

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20.	Assignment.

This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that (a) LipoScience may, without such consent from Agilent, assign its rights together with its obligations under this Agreement to any entity acquiring substantially all of its assets or stock, or its business relating to the Vantera Analyzer, or with which it may merge and (b) Agilent may, without consent from LipoScience, assign its rights together with its obligations under this Agreement to any entity acquiring substantially all the assets of its NMR business, or with which it may merge; provided, however, that such Party’s rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

21.	Severability.

If any term, covenant or condition of this Agreement shall be held to be invalid or unenforceable under applicable law, then (a) the remainder of this Agreement shall not be affected and shall otherwise be valid and enforced to the fullest extent permitted by law, and (b) the Parties shall use their commercially reasonable efforts to replace such void or unenforceable provisions of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

22.	Sole Terms.

This Agreement and any Purchase Orders issued hereunder set forth the entire agreement between Agilent and LipoScience with respect to their subject matter and supersede all previous written or oral agreements and understandings, including the Collaboration Agreement. To the extent of any conflict between this Agreement and any Purchase Order, the provisions of this Agreement shall control. This Agreement may not be amended nor may compliance with any provision herein or therein be waived, except by a written document duly and validly executed by both Agilent and LipoScience, or in the case of a waiver, the Party waiving compliance. Any part of this Agreement held to be void, invalid or unenforceable shall be treated as severable, leaving valid the remainder.

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Signed on behalf of Agilent Technologies, Inc:

/s/ Nicolas H. Roelofs

Printed name: Nicolas H. Roelofs, Ph.D.

Position: Life Sciences Group President

Date: 7/11/12

Signed on behalf of LipoScience, Inc:

/s/ Richard O. Brajer

Printed name: Rick Brajer

Position: President and CEO

Date: 7/13/12

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Appendix A1: Product Specifications

I.	NMR Subsystem Product Specifications

NMR Subsystem Specifications consist of the following documents set forth in this Appendix A1:

1)	NMR Probe Specification

2)	NMR Console Specification

3)	NMR Magnet Specification

1)	NMR Probe Specifications

[ * * * ] IFC Top Loading Probe, 400 MHz

Description: NMR Probe for flow sample handling. [ * * * ]

[ * * * ]

Does not includes IFC Tool Kit (required for changing or removing flow cell).

[ * * * ]

Resolution and Lineshape:

[ * * * ]

Signal/Noise:

Sample

[ * * * ]

Pulse Performance:

[ * * * ]

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Gradient Strength:	Gradient Recovery:
[ * * * ]	[ * * * ]

Variable Temperature Range:
[ * * * ]

Sample Volume:
[ * * * ]

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2a).	Console Specifications

RF channels
Highband	[ * * * ]
Lowband	[ * * * ]
Each channel is configured with	[ * * * ]
Waveform generator	[ * * * ]
Timing resolution	[ * * * ]
Minimum delay between modulated pulses	[ * * * ]
Minimum event time, phase, amplitude	[ * * * ]
Phase settling time	[ * * * ]
Phase resolution	[ * * * ]
Fine amplitude settling time	[ * * * ]
Fine amplitude control	[ * * * ]
Coarse amplitude control	[ * * * ]
Base frequency resolution	[ * * * ]
Minimum frequency resolution, SLP	[ * * * ]
Highband amplifier, nominal	[ * * * ]
Lowband amplifier, nominal	[ * * * ]

Digital receiver
Controller	[ * * * ]
Digitizer/max oversampling rate	[ * * * ]
Maximum spectral width	[ * * * ]
Data compression, digital filtering	[ * * * ]
Quad artifacts	[ * * * ]

Lock
Controller	[ * * * ]
Lock capture	[ * * * ]
Frequency	[ * * * ]
Lock sample and hold	[ * * * ]

PFG
Controller	[ * * * ]
Waveform generator	[ * * * ]
Timing resolution	[ * * * ]
Amplitude control	[ * * * ]
Minimum gradient pulse length	[ * * * ]

Temp. Control
Standard	[ * * * ]
Optional	[ * * * ]

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3).	Magnet Specifications

1. DESCRIPTION THE SYSTEM

[ * * * ]

2. THE SUPERCONDUCTING MAGNET

i) General Description

[ * * * ]

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ii) Magnet specifications

Magnet type	[ * * * ]

Central field	[ * * * ]

Field stability	[ * * * ]

Operating current	[ * * * ]

Typical time to energise magnet to full field	[ * * * ]

Stored Energy	[ * * * ]

Fringe field (5 Gauss line)*	[ * * * ]

[ * * * ]

iii) Superconducting Shim Coils

Coil Details:-

Shims provided	[ * * * ]

Coupling	[ * * * ]

Orthogonality	[ * * * ]

‘X’ axis alignment	[ * * * ]

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[ * * * ]

Figure 1: Fringe field

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3. THE CRYOSTAT

i) General Description

The cryostat is of conventional design, consisting of a central all-welded stainless-steel helium vessel, which is surrounded by a gas-cooled radiation shield and liquid nitrogen reservoir. [ * * * ]

ii) Specifications

[ * * * ]

System Finish:-

Cryostat	[ * * * ]

Stand and T plate (where supplied)	[ * * * ]

Dimensions:-

See customer interface drawings

Minimum ceiling height	[ * * * ]
with low ceiling installation equipment	[ * * * ]

System assembly	[ * * * ]

Weight, magnet and cryostat	[ * * * ]

Weight, operational including legs and cryogens	[ * * * ]

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Shipping information:

Crate dimensions (magnet and ancillaries)	[ * * * ]

Crate dimensions (anti-vibration legs)	[ * * * ]

[ * * * ]

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Appendix B - General Procedures for Magnet Installation of NMR Subsystem

A.	Magnet Install – Schedule Table

Day of Install (D)	Activity	Resource	Equipment required
[ * * * ]

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[ * * * ]

B.	Reference Documents:

400-MR Pre-Installation Guide, [ * * * ]

Installation & Acceptance, [ * * * ]

Good Laboratory Practices, [ * * * ]

Safety Guide, [ * * * ]

System Interconnect, [ * * * ]

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Appendix C: Service Parts and Initial Pricing [ * * * ]

400-MR Service Parts List	Part number	[ * * * ]
[ * * * ]

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[ * * * ]

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[ * * * ]

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Appendix D: Field Service and Support and Initial Rates [ * * * ]

Service Model Options:

1)	Mutual Aid Support Plan (service contract per system)

[ * * * ]

2)	Priority Time & Material (Per event billable)

[ * * * ]

Engineer Certification Training	[ * * * ]

[ * * * ]

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Appendix E: Routine Maintenance to be Provided by LipoScience

Liposcience shall ensure the following requirements are met as a condition of receiving Agilent service support of LipoScience field engineering:

[ * * * ]

LipoScience shall perform the following tasks when providing NMR Subsystem service:

[ * * * ]

LipoScience shall perform the following tasks when performing routine maintenance on NMR Subsystems:

[ * * * ]

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Appendix F: Agilent / LipoScience Escalations Process

[ * * * ]

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Appendix G: Agilent Technical Support Service Levels and Target Response Time

Technical Support Via Phone and E-mail:

[ * * * ]

Remote Access Diagnostics:

[ * * * ]

On Site Service Support by Agilent Service Personnel

[ * * * ]

Service Parts Shipment

[ * * * ]

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Appendix H: [ * * * ] MR Service Training Curriculum

LENGTH:

Length of class: 10 days

LOCATION:

All Classes are held at the Agilent Training Center, Santa Clara, California.

PURPOSE:

[ * * * ]

PREREQUISITES:

•	Basic knowledge of using test equipment.

•	Basic knowledge of RF/digital circuits

•	Basic knowledge of safety procedures related to handling of cryogenic fluids

COURSE CONTENT: (All Course material will be provided.)

[ * * * ]

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APPENDIX J-1

Name	State

[ * * * ]

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Appendix J-2

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CONFIDENTIAL DISCLOSURE AGREEMENT

Effective Date:

The parties as specified below agree on the following terms:

I.	Definition of Confidential Information

1.	In this Agreement, Confidential Information shall mean information exchanged on or after the Effective Date, which:

(a)	is disclosed by both parties, or, if checked here, is disclosed ☐ only by Participant or ☐ only by Agilent,

(b)	concerns ,

(c)	is MARKED AS BEING CONFIDENTIAL at the time of disclosure, or if unmarked (e.g. orally or visually disclosed), is designated as being confidential at the time of disclosure and is confirmed as such in writing by the disclosing party within thirty days of the disclosure,

; and

(d)	prior to receipt from the disclosing party was neither publicly available nor in the receiving party’s possession without a duty of confidentiality.

2.	Information shall cease to qualify as Confidential Information once it becomes publicly available without breach of this Agreement, is rightfully obtained by the receiving party from another source without a duty of confidentiality, or is independently developed or ascertained by the receiving party without use or reference to the Confidential Information

3.	A receiving party shall be permitted to disclose Confidential Information to the extent required by law provided that the receiving party gives the disclosing party prior written notice of such requirement and takes reasonable steps to maintain the confidentiality of such disclosure and reasonably cooperates with the disclosing party to contest the necessity or scope of the disclosure or to obtain a protective order.

4.	In this Section I, the term ‘receiving party’ shall include such party’s Associates.

An Associate is any subsidiary, parent, subsidiary of the parent, or corporate affiliate of a receiving party, whether any such relationship is of direct or indirect nature.

II.	Obligations

1.	Confidential Information may only be used:

(a)	if received by Participant or its Associates, for the purpose of:

(b)	if received by Agilent or its Associates, for the purpose of:

2.	A party receiving Confidential Information shall use the same degree of care, but in any case no less than a reasonable degree of care, to prevent unauthorized use, dissemination or publication thereof, as it uses to protect its own information of a similar confidential nature.

3.	This Confidential Disclosure Agreement shall terminate as of termination of the Supply Agreement to which it pertains. The obligations under this Section II shall terminate three years or, if filled in here, then five (5) years after the date of disclosure of the Confidential Information.

III.	Warranties

1.	A receiving party may pass Confidential Information to its Associates and hereby warrants that these Associates will abide by all terms and conditions of this Agreement. A receiving party shall remain liable for any breach by any Associate to which such Confidential Information is disclosed.

2.	Each party warrants that it has the right to make the disclosures under this Agreement.

3.	NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. CONFIDENTIAL INFORMATION IS PROVIDED “AS IS” WITH NO WARRANTY AS TO ITS ACCURACY OR COMPLETENESS.

IV.	Miscellaneous

1.	Without regard to choice of law provisions, this Agreement is governed by and will be construed in accordance with the laws of the State of New York and the USA or, if filled in here, then the laws of: .

2.	Neither party acquires any intellectual property rights under this Agreement except the rights granted in Section II.1.

3.	This Agreement imposes no obligation on either party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

4.	This Agreement docs not create any agency or partnership relationship.

5.	Any modification to this Agreement must be made in writing and signed by the party against whom such modification is sought to be enforced.

6.	A receiving party will comply with all applicable export laws.

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Agilent	Participant

Agilent Technologies	Company Name:
(e.g. Inc.; France S.A.; Japan, Ltd.; UK Ltd.; Deutschland GmbH; etc.)	Address:
Address:	Address:
Address:	Authorized Signature:
Senior Mgr.’s Signature:	Printed Name:
Printed Name:	Title:
Title, Entity/Division:

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APPENDIX K

Agilent Technologies Recommendations for

Decontamination of Probes Contaminated with

Bloodborne Pathogens

In order to provide maximum protection for our employees Agilent Technologies requires that any equipment that has come into contact with bloodborne pathogens or other bodily fluids must be decontaminated before returning to Agilent for service.

Purpose: This decontamination guide provides instruction for the recommended decontaminated procedure for probes that may have come in contact with bloodborne pathogens or other bodily fluids.

[ * * * ]

I certify that all necessary actions for cleaning and decontaminating probes have been taken.

Name:

Position:

Date:

Signature:

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Appendix K -Supplemental Information and References

[ * * * ]

References

1.	Biological Safety Principles and Practices, 4th Edition, D. O. Fleming and D. L. Hunt Ed.; American Society for Microbiology Press, pg 376 (2006)

2.	US NIH, Division of Occupational Health and Safety; Decontamination and Sterilization

3.	U.S. OSHA; OSHA Letter of Interpretation on the Use of BBP disinfectants (1999)

4.	Disinfection and Sterilization Principles; Association for Professionals in Infection Control and Epidemiology (2005)

5.	US EPA: List D: EPA’s Registered Antimicrobial Products Effective Against Human HIV-1 and Hepatitis B Virus from Selected EPA-registered Disinfectants

6.	G. E. McDonnell; Antisepsis, Disinfection, and Sterilization; American Society for Microbiology Press, pg 90-92 (2007)

7.	Principles & Practices of Biosafety; American Biological Safety Association Training Course (January 2008)

8.	W. W. Bond, et al.; Inactivation of hepatitis B virus by intermediate-to-high-level disinfectant chemicals: J Clin Microbiol. 1983 September; 18(3): 535-538.

9.	CDC Guideline for Disinfection and Sterilization in Healthcare Facilities, 2008

10.	Reproductive Health on Line (an affiliate of Johns Hopkins University), Infection Prevention Guidelines

11.	Disinfection, Sterilization, and Preservation, Fifth Ed; Editor: Seymour S. Block; Lippincott Williams & Wilkins (2000).

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Appendix L

“LipoScience Specimen Types” shall have the following meaning:

Those [ * * * ]

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